UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 29, 2002




                     INDUSTRI-MATEMATIK INTERNATIONAL CORP.
                  ------------------------------------------
              (Exact Name of registrant specified in its charter)




         Delaware                    0-21359                   51-0374596
      -----------------        -----------------           -----------------
      (State or other       (Commission File Number)       (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
       Incorporation)





       901 Market Street, Suite 475
             Wilmington, DE                                   19801
      --------------------------------                 -------------------
      (Address of principal executive                       (Zip Code)
                 offices)



                    Registrant's telephone number: (302) 777-1608

ITEM 5.  OTHER EVENTS

         On July 8, 2002, Lin Johnstone became President and Chief Executive Officer of Industri-Matematik International Corp. Stig Durlow, the previous President and Chief Executive Officer, resigned on that date from his position to pursue other opportunities, but will be available to provide a smooth transition.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Not Applicable.

         (b)   Not Applicable.

         (c)   Exhibits.

         The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.  DESCRIPTION
-----------  -----------

  99.1       Press Release, dated July 8, 2002.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INDUSTRI-MATEMATIK INTERNATIONAL CORP.


                                     By: /s/ Marvin S. Robinson
                                         ----------------------------
                                     Name: Marvin S. Robinson
                                     Title: Secretary
Date:  July 29, 2002

                              EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
----------   -------------

  99.1       Press Release, dated July 8, 2002.